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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 24, 2000


                            INFORMATION HOLDINGS INC.
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             (Exact Name of Registrant as specified in its Charter)




          Delaware                     1-14371              06-1518007
----------------------------- ---------------------- -------------------------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
       of corporation)                                   Identification No.)



2777 Summer Street, Stamford, Connecticut                    06905
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(Address of Principal                                     (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:          (203) 961-9106
                                                     ---------------------------



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On February 24, 2000, Information Holdings Inc. (the "Company") reported the results for the fourth quarter of 1999 and the year ended December 31 ,1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements of Business acquired:  None
     (b)      Pro Forma Financial Information:  None
     (c)      Exhibits:
              99.1 Press Release dated February 24, 2000


                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORMATION HOLDINGS INC.


Date:  February 28, 2000                By: /s/ Vincent A. Chippari
                                            ------------------------------
                                        Name:  Vincent A. Chippari
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                      -3-

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                                  EXHIBIT INDEX
                                  -------------

The following Exhibit is filed herewith.

Exhibit Number                      Description
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99.1                                Press Release dated February 24, 2000.